SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 15, 2008

ECB BANCORP, INC.

(Exact name of registrant as specified in its charter)

North Carolina	000-24753	56-2090738
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Post Office Box 337 Engelhard, North Carolina	27824
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (252) 925-9411

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On April 15, 2008, we announced our results of operations for the three months ended March 31, 2008. A copy of our press release is being furnished as Exhibit 99.1 to this Report.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appoint of Certain Officers; Compensation Arrangements with Certain Officers

Approval of 2008 Omnibus Equity Plan. At our annual meeting of shareholders held on April 15, 2008, our shareholders approved our 2008 Omnibus Equity Plan which authorizes grants to our and our subsidiaries’ officers and employees of:

•	incentive stock options that qualify for favored tax treatment under Section 422 of the Internal Revenue Code;

•	non-qualified stock options;

•	restricted stock awards; and

•	performance share awards.

The Plan authorizes the issuance of an aggregate of 200,000 shares of our common stock in connection with the various types of stock options and awards. That number amounts to 6.8% of our total outstanding shares on March 31, 2008. The Plan replaces our 1998 Omnibus Stock Ownership and Long Term Incentive Plan which expired on January 21, 2008.

The Plan was approved by our Board of Directors, upon the recommendation of its Corporate Governance Committee (which functions as the Board’s independent compensation committee), on February 21, 2008. A description of the terms of the Plan and each of the types of stock options and awards that may be granted under it is contained in our definitive proxy statement dated March 18, 2008, that we filed with the Securities and Exchange Commission and distributed to our shareholders in connection with the annual meeting.

Item 8.01.	Other Events

Our annual meeting of shareholders was held on April 15, 2008. At the meeting, our shareholders:

•	elected three directors for terms of three years each;

•	voted on a proposal to approve our 2008 Omnibus Equity Plan as described in this Report in Item 5.02 above; and

•	ratified the appointment of our independent public accountants for 2008.

The following table describes the results of the voting at the meeting.

Name of Nominee or Description of Other Matter Voted On	Shares Voted “For”	Shares “Withheld” or Voted “Against”	Shares Abstained	Broker “Nonvotes”
Election of Directors:
J. Bryant Kittrell III	2,454,306	16,560	-0-	-0-
B. Martelle Marshall	2,436,644	34,222	-0-	-0-
R. S. Spencer, Jr.	2,468,880	1,986	-0-	-0-
Proposal to Approve 2008 Omnibus Equity Plan	2,065,331	29,664	41,591	334,280
Proposal to Ratify Appointment of Independent Accountants	2,470,280	486	99	-0-

Item 9.01.	Financial Statements and Exhibits

Exhibits. The following exhibits are being filed or furnished with this Report:

Exhibit No.	Exhibit Description

10.1	2008 Omnibus Equity Plan

99.1	Copy of our press release dated April 15, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

ECB BANCORP, INC.
(Registrant)

Date: April 16, 2008	By:	/S/ Gary M. Adams
Gary M. Adams
Chief Financial Officer

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